STOCK PURCHASE AGREEMENT

      This agreement is made between Genesis Technology Group, Inc. (OTCBB:
GTEC), a Florida corporation in the US having its principal executive office at its principal executive offices at 301 Clematis Street, Suite 3124 West Palm Beach, FL 33401, hereinafter referred to as "GTEC", and Wang Wuzhang, hereinafter referred to as "Shareholder", and Zhaoli Science and Technology Development Company, Limited, ("Zhaoli") having its principal executive offices at 202 Wukang Road NO 202, Suite 104, Shanghai, China, hereinafter called "Company".:

RECITALS

A. The Shareholder is the owner of record of all of the outstanding shares of the common stock of Shanghai Zhaoli Science and Technology Development Company.

B. GTEC desires to purchase, and The Shareholder desire to sell 80% of the ownership in Zhaoli Science andTechnology Development Company, Limited

C. It is the intention of the parties hereto that: (i) GTEC shall acquire 80% of the issued and outstanding capital stock of the Company in exchange solely for 400,000 shares of GTEC authorized but unissued Common Stock set forth below
(the "Exchange"); (ii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, (the "Act") and under the applicable securities laws of the state or jurisdiction where The Shareholder reside.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

CONSIDERATION

      In consideration of the above premises, for the consideration, and subject to the terms and conditions hereinafter set forth, the parties agree as follows:

TERMS AND CONDITIONS

SECTION 1.  EXCHANGE OF SHARES



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         1.1 Exchange of Shares. GTEC and The Shareholder hereby agree that The
Shareholder shall, on the Closing Date (as hereinafter defined), exchange 80% of their issued and outstanding shares of the capital stock of the Company (the "Zhaoli Shares") for 400,000 shares of GTEC Common Stock, $.001 par value (the "GTEC Shares") set forth in Exhibit A hereto. The number of shares of capital stock owned by The Shareholder and the number of GTEC Shares which The Shareholder will be entitled to receive in the Exchange is set forth in Exhibit A hereto.

         1.2 Delivery of Zhaoli Shares. On the Closing Date, The Shareholder will deliver to GTEC the certificates representing the Zhaoli Shares, duly endorsed (or with executed stock powers) so as to make GTEC the sole owner thereof. GTEC shall deliver to The Shareholder the GTEC Shares to be delivered to The Shareholder.

         1.3 Investment Intent. The GTEC Shares have not been registered under the Securities Act of 1933, as Amended, and may not be resold unless the GTEC Shares are registered under the Act or an exemption from such registration is available. The Shareholder represents and warrants that they are acquiring the GTEC Shares for their own account, for investment, and not with a view to the sale or distribution of such Shares. Each certificate representing the GTEC Shares will have a legend thereon incorporating language as follows:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
          "Act"). The shares have been acquired for investment and may not be sold or transferred in the absence of an effective
          Registration Statement for the shares under the Act unless in the opinion of counsel satisfactory to the Company,
                  registration is not required under the Act."
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SECTION 2.  REPRESENTATIONS AND WARRANTIES OF ZHAOLI AND THE SHAREHOLDER

         The Company and The Shareholder hereby represent and warrant as follows:
         2.1 Organization and Good Standing; Ownership of Shares. Zhaoli is a corporation duly organized, validly existing and in good standing under the laws China, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Zhaoli does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either Zhaoli or The Shareholder to issue, sell or transfer any stock or other securities of Zhaoli.

         2.2 Ownership of Capital Stock. The Shareholder is the owner of record and beneficially of all of the shares of capital stock of Zhaoli, all of which shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

         2.3 Financial Statements, Books and Records. There has been previously delivered to GTECthe unaudited balance sheet of Zhaoli as at September 30, 2001(the "Balance Sheet"). The Balance Sheet is true and accurate and fairly represents the financial position of Zhaoli as at such date, and has been prepared in accordance with generally accepted accounting principles consistently applied.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been:
               ---------------------------

                  (i) any material adverse change in the assets, operations,condition (financial or otherwise) or prospective business of Zhaoli;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Zhaoli, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Zhaoli's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Zhaoli of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Taxes. Zhaoli has prepared and filed all appropriate tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.



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         2.6 Compliance with Laws. Zhaoli has complied with all Chinese laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Zhaoli.

         2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:
-------------------

                  (i) violate any provision of the Articles of Incorporation or By-Laws of Zhaoli;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Zhaoli is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Zhaoli, or upon the properties or business of Zhaoli; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of Zhaoli.

         2.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Zhaoli. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving Zhaoli or any of its properties or assets. There is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         2.9 Brokers or Finders. No broker's or finder's fee will be payable by Zhaoli in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Zhaoli or The Shareholder.

         2.10 Real Estate. Zhaoli neither owns real property nor is a party to any leasehold agreement.
                -----------



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         2.11 Tangible Assets. Zhaoli has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by Zhaoli, any related capitalized items or other tangible property material to the business of Zhaoli (the "Tangible Assets"). Zhaoli holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of Zhaoli and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         2.12 Liabilities. Zhaoli does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Zhaoli will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         2.13 Operations of Zhaoli. From the date of the Balance Sheet and through the Closing Date hereof Zhaoli has not and will not have:

                  (i)     incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of Zhaoli except in the ordinary course of business; or

                  (vi) materially increased the annual rate of compensation of any executive employee of Zhaoli;

                  (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of Zhaoli;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.


         2.14 Full Disclosure. No representation or warranty by Zhaoli or The Shareholder in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to GTEC pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of Zhaoli.

         2.15 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 2 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF GTEC

         GTEC hereby represents and warrants to the Company and The Shareholder as follows:

         3.1 Organization and Good Standing. GTEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of GTEC consists of 200,000,000 shares of Common Stock, of which 23,325,000 shares are presently issued and outstanding and 20,000,000 shares of preferred stock, of which none are issued and outstanding. GTEC is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by GTEC or the nature of the business transacted by it make such license or qualification necessary. GTEC does not have any subsidiaries other than Biosystems Technologies, Inc., a Florida Corporation, Espectus Systems, Inc, a Florida corporation and Genesis Systems,Inc, a Minnesota Corporation.

         3.2 The GTEC Shares. The GTEC Shares to be issued to The Shareholder have been or will have been duly authorized by all necessary corporate and stockholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

         3.3 Financial Statements; Books and Records. There has been previously delivered to the Company, the audited balance sheet of GTEC as at December 31,2000 and the unaudited balance sheet as at Sept 30, 2001 (the "GTEC Balance Sheet") and the related statements of operations for the periods then ended (the "Financial Statements"). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

         3.4 No Material Adverse Changes. Since the date of the GTEC Balance Sheet and except as otherwise disclosed in GTEC reports or filings made under the Securities Exchange Act of 1934, there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of GTEC;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of GTEC, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of GTEC' capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by GTEC of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Taxes. GTEC has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it or the failure to make such filings and resulting liability would not be material relative to the results of operations of GTEC. GTEC has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         3.6 Compliance with Laws. GTEC has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses, including Federal and State securities laws, which, if not complied with, would materially and adversely affect the business of GTEC or the trading market for the shares of GTEC Common Stock.

         3.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:
-------------------

                  (i) violate any provision of the Articles of Incorporation or By-Laws of GTEC ;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which GTEC is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, GTEC or upon the properties or business of GTEC; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of GTEC.

         3.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving GTEC. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving GTEC or any of its properties or assets. Except as set forth on Schedule 3.8, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         3.9 Brokers or Finders. No broker's or finder's fee will be payable by GTEC in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by GTEC.

         3.10 Liabilities. GTEC does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, GTEC will not have any Liabilities, other than Liabilities fully and adequately reflected on the GTEC Balance Sheet or GTEC balance sheet dated September 30, 2001, except for Liabilities incurred in the ordinary course of business.

         3.11 Operations of GTEC. Except as set forth on Schedule 3.11 or in GTEC reports or filings made under the Securities Exchange Act of 1934, since the date of the GTEC Balance Sheet and through the Closing Date hereof, GTEC has not and will not have:

                  (i)     incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of GTEC except in the ordinary course of business; or

                  (vi) materially increased the annual level of compensation of any executive employee of GTEC;

                  (vii) increased, terminated amended or otherwise modified any plan for the benefit of employees of GTEC ;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         3.12 Authority to Execute and Perform Agreements. GTEC has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of GTEC, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by GTEC of this Agreement, in accordance with its respective terms and conditions will not:

                  (i)  require the approval  or consent  of  any governmental
or  regulatory   body,  the Stockholders of GTEC, or the approval or consent of any other person;

                  (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to GTEC, or any instrument, contract or other agreement to which GTEC is a party or by or to which GTEC is bound or subject; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of GTEC.

         3.13 Delivery of Periodic Reports; Compliance with 1934 Act. GTEC has provided the Company and The Shareholder with all of its Periodic Reports filed with the Securities and Exchange Commission since January 1, 1998. GTEC has filed all required Periodic Reports and is in compliance with its reporting obligations under the Securities Exchange Act of 1934. All reports filed pursuant to such Act are complete and correct in all material respects. All material contracts relative to GTEC are included in the Periodic Reports. All material contracts and commitments for the provision or receipt of services or involving any obligation on the part of GTEC are included as exhibits to such periodic reports or are listed on Schedule 3.13 hereto.

         3.14 Capitalization. The authorized capital stock of GTEC consists of 200,000,000 shares of common stock, $.001 par value of which 23,325,000 shares are presently issued and outstanding and 20,000,000 shares of preferred stock, of which none are issued and outstanding.. Except as indicated in Schedule 3.14 hereto, GTEC has not granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of GTEC.

         3.15 Full Disclosure. No representation or warranty by GTEC in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the Company or The Shareholder pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of GTEC.

         3.16 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date.


SECTION 4.  COVENANTS OF ZHAOLI AND SHAREHOLDERS

         Zhaoli and The Shareholder covenant to GTEC as follows:

         4.1 Conduct of Business. From the date hereof through the Closing Date, The Shareholder and Zhaoli shall cause Zhaoli to conduct its business in the ordinary course and, without the prior written consent of GTEC, shall ensure that Zhaoli does not undertake any of the actions specified in Section 2.13 hereof.

         4.2 Preservation of Business. From the date hereof through the Closing Date, The Shareholder and Zhaoli shall cause Zhaoli to use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

         4.3 Litigation. Zhaoli shall promptly notify GTEC of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against Zhaoli or against any officer, director, employee, consultant, agent, shareholder or other representative with respect to the affairs of Zhaoli.

         4.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, The Shareholder and Zhaoli shall cause Zhaoli to conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to GTEC of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

SECTION 5.  COVENANTS OF GENESIS TEHCNOLOGY GROUP

         GTEC covenants to Zhaoli and The Shareholder as follows:

         5.1 Conduct of Business. From the date hereof through the Closing Date, GTEC shall conduct its business in the ordinary course and, without the prior written consent of Zhaoli, shall ensure that GTEC does not undertake any of the actions specified in Section 3.10 hereof.

         5.2 Preservation of Business. From the date hereof through the Closing Date, GTEC shall preserve its business organization intact and use its best efforts to preserve GTEC goodwill.

         5.3 Litigation. GTEC shall promptly notify Zhaoli of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against GTEC or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of GTEC..

         5.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, GTEC shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to Zhaoli of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

         5.5 No Other Negotiations. From the date hereof until the earlier of the termination of this Agreement or consummation of this Agreement, GTEC will not permit and will not authorize any officer or director of GTEC or any other person on its behalf to, directly or indirectly, solicit, encourage, negotiate or accept any offer from any party concerning the possible disposition of all or any substantial portion of the capital stock by merger, sale or any other means or any other transaction that would involve a change in control of GTEC, or any transaction in which GTEC contemplates issuing equity or debt securities.

SECTION 6.  COVENANTS

         6.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

         6.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         6.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         6.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

                  (i)     at the time of disclosure was public knowledge;

                  (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                  (iii) the receiving party had within its possession at the time of disclosure.

SECTION 7.  CONDITIONS PRECEDENT TO THE OBLIGATION OF GTEC TO CLOSE

         The obligation of GTEC to enter into and complete the Closing is subject, at the option of GTEC, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by GTEC in writing.

         7.1 Representations and Covenants. The representations and warranties of Zhaoli and The Shareholder contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Zhaoli and The Shareholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Zhaoli and The Shareholder on or prior to the Closing Date. Zhaoli and The Shareholder shall have delivered to GTEC, if requested, a certificate, dated the Closing Date, to the foregoing effect.

         7.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors of Zhaoli shall have approved the transactions contemplated by this Agreement and Zhaoli shall have delivered to GTEC, if requested by GTEC, resolutions by its Board of Directors, certified by the Secretary of Zhaoli, authorizing the transactions contemplated by this Agreement.

         7.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with Zhaoli which may be required in connection with the performance by Zhaoli of its obligations under such contracts or other agreements after the Closing shall have been obtained.

         7.4 Satisfactory Business Review. GTEC shall have satisfied itself, after GTEC and its representatives have completed the review of the business of Zhaoli contemplated by this Agreement, that none of the information revealed thereby or in the Balance Sheet has resulted in, or in the reasonable opinion of GTEC may result in, a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of Zhaoli.

         7.5 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of GTEC, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Zhaoli.

         7.6 Certificate of Good Standing. GTEC shall have received a certificate of good standing dated at or about the Closing Date to the effect that Zhaoli is in good standing under the laws of its jurisdictions of incorporation.

         7.7 Stock Certificates: At the Closing, The Shareholder shall have delivered the certificates representing the Zhaoli Shares, duly endorsed (or with executed stock powers) so as to make GTEC the sole owner thereof.

         7.8 Other Documents. Zhaoli and The Shareholder shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 8. CONDITIONS PRECEDENT TO THE OBLIGATION OF ZHAOLI AND
SHAREHOLDERS TO CLOSE

         The obligation of Zhaoli and The Shareholder to enter into and complete the Closing is subject, at the option of Zhaoli and The Shareholder, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by Zhaoli.

          8.1 Representations and Covenants. The representations and warranties of GTEC contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. GTEC shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by GTEC on or prior to the Closing Date. GTEC shall have delivered to Zhaoli and The Shareholder, if requested, a certificate, dated the Closing Date and signed by an executive officer of GTEC, to the foregoing effect.

          8.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors of GTEC shall have approved the transactions contemplated by this Agreement, and GTEC shall have delivered to Zhaoli and The Shareholder, if requested, resolutions by their Board of Directors certified by the Secretary of GTEC authorizing the transactions contemplated by this Agreement.

          8.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with GTEC which may be required in connection with the performance by GTEC of their obligations under such contracts or other agreements after the Closing shall have been obtained.

          8.4 Satisfactory Business Review. Zhaoli and The Shareholder shall have satisfied themselves, after review of the information provided hereby or in connection herewith, or following any discussions with management or representatives of GTEC that none of the information revealed thereby has resulted in or in the reasonable opinion of Zhaoli may result in a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of GTEC.

          8.5 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of Zhaoli, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of GTEC.

      8.6 Stock Certificates. At the Closing, The Shareholder shall receive certificates representing the GTEC
           ------------------
Shares to be received pursuant hereto and subject to the conditions previously described.

     8.7 Other Documents. GTEC shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 9.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF NEWAGECITIES

         Notwithstanding any right of Zhaoli and The Shareholder fully to investigate the affairs of GTEC, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of GTEC contained in this Agreement or in any document delivered by GTEC or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF ZHAOLI AND THE SHAREHOLDER

         Notwithstanding any right of GTEC fully to investigate the affairs of Zhaoli, GTEC has the right to rely fully upon the representations, warranties, covenants and agreements of Zhaoli and The Shareholder contained in this Agreement or in any document delivered to GTEC by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 11.  INDEMNIFICATION

         11.1 Obligation of GTEC to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 9, GTEC hereby agrees to indemnify, defend and hold harmless Zhaoli and The Shareholder from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of GTEC contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         11.2 Obligation of Zhaoli and The Shareholder to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Section 10, Zhaoli and The Shareholder agree to indemnify, defend and hold harmless GTEC from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.


SECTION 12.  THE CLOSING

         The Closing shall take place not later than November 15, 2001. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

SECTION 13.  MISCELLANEOUS

      13.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

      13.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

      13.3 Assignment.This Agreement is not assignable except by operation of law.
           ----------

      13.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be those listed in the opening paragraph of this agreement.

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

         13.5 Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the Country of United States, State of Florida, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

         13.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party except as required to stay in compliance with the GTEC reporting obligations under the Securities Exchange Act of 1934.

         13.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Zhaoli Shares and the GTEC Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         13.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         13.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         13.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


For Zhaoli Science and Technology Development Company, Limited:


/s/ Wang Wuzhang
Wang Wuzhang
CEO, President, and Shareholder




For Genesis Technology Group. Inc.:



/s/ James Wang
James Y. Wang, Ph.D.
President and CEO